TIMOTHY PLAN

PROSPECTUS
November 30, 2012
As supplemented December 3, 2012

TIMOTHY PLAN FAMILY OF FUNDS

TIMOTHY PLAN EMERGING MARKETS FUND

Share Class	Ticker Symbol
Class A	TPEMX
Class C	TPECX

THE TIMOTHY PLAN EMERGING MARKETS FUND INVESTS IN COMPANIES WHOSE ACIVITIES COMPLY WITH THE TIMOTHY PLAN'S MORAL VALUES INVESTING CRITERIA, APPEAR TO BE RELATIVELY UNDERVALUED, AND ARE DOMICILED IN NATIONS THE ADVISOR BELIEVES HAVE BUSINESS ACTIVITY IN THE PROCESS OF RAPID OR ABOVE AVERAGE GROWH AND INDUSTRIALIZATION.

The Timothy Plan believes that it has a responsibility to invest in a moral and ethical manner. Accordingly, none of our Funds invest in any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles. Securities issued by companies engaged in these prohibited activities are excluded from the Fund's portfolio and are referred to throughout this Prospectus as “Excluded Securities”. Under a zero-tolerance policy, Excluded Securities will not be purchased by any Fund. Timothy Partners, Ltd. (“TPL”) is investment advisor to the Fund and is responsible for determining those securities that are Excluded Securities, and reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusion described above, but nevertheless could be found offensive to basic, traditional Judeo-Christian values. Further, if a company whose securities are being held by the Fund is subsequently discovered to be engaged in a prohibited practice, that security will be sold as soon as is reasonably practicable.

Because the Fund will not invest in Excluded Securities, and will divest itself of securities that are subsequently discovered to be ineligible, the Fund’s pool of eligible investments may be limited to a certain degree. Although TPL believes that the Fund can achieve its investment objectives within the parameters of ethical investing, eliminating Excluded Securities as investments may have an adverse effect on the Fund’s performance and ongoing expenses.

Before you invest, you should review this prospectus, which contains more information about these Funds and their risks. You can also find this prospectus and other information about the Fund online at www.timothyplan.com. You can also get this information at no cost by calling (800) 846-7526 or by sending an e-mail request to invest@timothyplan.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Section 1-  Fund Summary
This section provides you with an overview of the Fund, including investment objectives, fees and expenses, and historical performance information.
Timothy Plan Emerging Markets Fund	1

Section 2-  Description of the Fund
This section sets forth a general description of important information you should know about the Fund.	3

Section 3-  Who Manages Your Money
This section gives you a detailed discussion of the Fund's investment Advisor and investment manager.

The Investment Advisor	4
The Investment Manager	5

Section 4-  How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of your account.

What Share Classes We Offer	5
How To Reduce Your Sales Charge	6
How To Buy Shares	7
How To Sell Shares	9

Section 5-  General Information
This section summarizes the Fund's distribution policies and other general Fund information.

Dividends, Distributions and Taxes	11
Net Asset Value	11
Fair Value Pricing	11
Frequent Trading	12
Distribution and Service Plans	12
Fund Service Providers	12
Privacy Policy Customer Identification Policy	12

Section 6-  Financial Highlights
This section provides information concerning the Fund's financial performance.	13

Section 7-  For More Information
This section tells you how to obtain additional information relating to the Fund.	13

Section 1.	Fund Summary

TIMOTHY PLAN EMERGING MARKETS FUND

INVESTMENT OBJECTIVE

The investment objective of this Fund is to provide you with long-term growth of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Timothy Plan Funds. More information about these and other discounts is available from your financial professional and in “How to Reduce Your Sales Charge” on page __ of the prospectus and “Purchase, Redemption and Pricing of Shares” on page __ of the Fund’s Statement of Additional Information.

Shareholder Transaction Expenses (fees paid directly from your investment)
	Class A	Class C
Maximum sales charge (load) on purchases (as % of offering price)	5.50%	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds) (1)	1.00%	1.00%
Redemption fees	None	None
Exchange fees	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)
	Class A	Class C
Management Fee	1.20%	1.20%
Distribution/Service (12b-1 Fees)	0.25%	1.00%
Other Expenses	0.49%	0.49%
Fees and Expenses of Acquired Funds	0.01%	0.01%
Total Annual Operating Expense (2)	1.95%	2.70%

(1)
A one percent (1%) contingent deferred sales charge is imposed on any Class C shares sold within the first thirteen months after purchase.   The Trust’s Distributor, Timothy Partners, Ltd., will pay a finders’ fee of 1% of the proceeds invested to brokers that purchase shares of the Funds in amounts from $1 million to $2 million, 0.75% on the next $1 million, 0.50% on the next $2 million, and 0.25% on all amounts in excess of $5 million. In such cases, those purchases will be subject to a contingent deferred sales charge of 1% for 18 months after the date of purchase.

(2)	“Other Expenses” are estimated for the Fund's first year of operations.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  For each share class offered, the Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and annual Fund operating expenses remain the same for each share class.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$737	$1,128
Class C	$373	$838

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class A	$737	$1,128
Class C	$273	$838

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The Fund is new and has not yet had any portfolio turnover.

PRINCIPAL INVESTMENT STRATEGIES

•
This Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in emerging market countries through the purchase of American Depository Receipts (ADRs) and direct investments in such companies on Foreign stock exchanges, without regard to market capitalizations.  Emerging markets or emerging economies are nations with social or business activity in the process of rapid growth and industrialization.  Companies “domiciled” in such countries are companies that are organized and registered in the country.  Companies “headquartered” in a country are those companies that have their main office in the country, but may be “domiciled” in another country.

•
This Fund invests its assets in companies which the Fund’s Investment Manager believes show a high probability for superior growth. Companies  that meet or exceed specific criteria established by the Manager in the selection process are purchased. Such criteria include market positioning, management strength, transparency of accounting and financial reporting, strong management, and other criteria.  Securities are sold when they reach internally determined pricing targets or no longer qualify under the Manager’s investment criteria.

This Fund invests using a growth investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

•
The Fund will not invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles.

PRINCIPAL RISKS

1.
General Risk | As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.
Stock Market Risk | This Fund is an equity fund, so it is subject to the risks inherent in the stock market in general. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time.

3.
Emerging Market Risk | The Fund’s investments in the securities of emerging countries may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. Companies or funds that invest across a larger spectrum of the foreign market. This is because the securities markets in some emerging countries are relatively small, with a limited number of companies representing a smaller number of industries. Issuers in emerging countries are frequently not subject to the same degree of regulation as U.S. issuers.  Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in emerging foreign countries.

4.
Issuer-Specific Changes | The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

5
Currency Risk | Because the securities being purchased by this Fund are frequently foreign stocks denominated in non-U.S. currency, there is a risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities.

6
Larger Company Investing Risk | Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

7
Smaller Company Investing Risk | Investing in smaller companies often involves greater risk than investing in larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of smaller companies, therefore, tend to be more volatile than the securities of larger, more established companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a fund wants to sell a large quantity of a small-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

8
Excluded Security Risk | Because the Fund does not invest in Excluded Securities, and will divest itself of securities that are subsequently discovered to be ineligible, the Fund may be riskier than other funds that invest in a broader array of securities.

9
Growth Risk | This Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the Investment Manager's perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

10
Who Should Buy This Fund | This Fund is most appropriate for investors who understand the risks of investing in the international stock markets and who are willing to accept significant amounts of volatility and risk.

PAST PERFORMANCE

This Section illustrates the variability of the Fund’s returns and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

This is a new Fund without an operating history.  Accordingly, performance information is not available at this time.

MANAGEMENT

Investment Advisor
Timothy Partners, Ltd. (“TPL”)

Sub-Advisor
Brandes Investment Partners, LP serves as the Investment Manager for the Fund.

Portfolio Managers

Alphonse Chan, Director, Portfolio Management; Douglas Edman, Director, Investments; Christopher Garrett, Institutional Portfolio Manager; Louis Lau, Senior Analyst; Gregory Ripped, Senior Analyst; and Gerardo Zamorano, Director, Invstments.  Each portfolio manager has served the Fund since its inception on November 30, 2012.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1000, or $50 through monthly systematic investment plan accounts. There is no minimum subsequent investment amount. The Fund shares are redeemable on any business day by contacting your financial advisor, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Section 2.	Description of The Fund

TIMOTHY PLAN EMERGING MARKETS FUND

The investment objective of this Fund is to provide you with long-term growth of capital.  The Fund's investment objective is not a fundmanetal policy of the Fund, and may be changed by the Trust's Board of Trustees upon 60 days written notice to shareholders.

•
This Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in emerging market countries through the purchase of American Depository Receipts (ADRs) and direct investments in such companies on Foreign stock exchanges, without regard to market capitalizations.  Emerging markets or emerging economies are nations with social or business activity in the process of rapid growth and industrialization.  Companies “domiciled” in such countries are companies that are organized and registered in the country.  Companies “headquartered” in a country are those companies that have their main office in the country, but may be “domiciled” in another country.

•
This Fund invests using a growth investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

•
This Fund invests its assets in companies which the Fund’s Investment Manager believes show a high probability for superior growth. Companies  that meet or exceed specific criteria established by the Manager in the selection process are purchased. Such criteria include market positioning, management strength, transparency of accounting and financial reporting, strong management, and other criteria.  Securities are sold when they reach internally determined pricing targets or no longer qualify under the Manager’s investment criteria.

•
This Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or cash equivalents and the Fund will not achieve its investment objective.

•
The Fund will not invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles.

The Fund is subject to the following Principal Risks:

1.
General Risk | As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.
Stock Market Risk | This Fund is an equity fund, so it is subject to the risks inherent in the stock market in general. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time.

3
Issuer-Specific Changes | The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

4
Currency Risk | Because the securities represented by ADRs are foreign stocks denominated in non-U.S. currency, there is a risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities.

5
Larger Company Investing Risk | Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

6
Smaller Company Investing Risk | Investing in smaller companies often involves greater risk than investing in larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of smaller companies, therefore, tend to be more volatile than the securities of larger, more established companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a fund wants to sell a large quantity of a small-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

7
Excluded Security Risk | Because this Fund does not invest in Excluded Securities, and will divest itself of securities that are subsequently discovered to be ineligible, the Fund may be riskier than other funds that invest in a broader array of securities.

8
Growth Risk | The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

9
Who Should Buy This Fund | This Fund is most appropriate for investors who understand the risks of investing in the international stock markets and who are willing to accept significant amounts of volatility and risk.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ SAI.

Section 3.	Who Manages Your Money

TIMOTHY PARTNERS, LTD.

Timothy Partners, Ltd. (“TPL”), 1055 Maitland Center Commons Blvd., Maitland, FL 32751, is a Florida limited partnership organized on December 6, 1993, and is registered with the Securities and Exchange Commission as an investment advisor. TPL supervises the investment of the assets of the Fund in accordance with the objectives, policies and restrictions of the Trust.

TPL approves the portfolio of securities selected by the Investment Manager. To determine which securities are Excluded Securities, TPL conducts its own research and consults a number of Christian ministries on these issues. TPL retains the right to change the sources from whom it acquires its information, at its discretion. TPL has been the advisor to the Fund since its inception.

COVENANT FUNDS, INC.

Covenant Funds, Inc., a Florida corporation (“CFI”), is the managing general partner of TPL. Arthur D. Ally is President, Chairman and Trustee of the Trust, as well as President and 75% shareholder of CFI. Mr. Ally has worked for the Adviser since 1994.  Mr. Ally had over eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. Some or all of these firms may be utilized by an Investment Manager to execute portfolio trades for the Fund. Neither Mr. Ally nor any affiliated person of the Trust will receive any benefit from such transactions.

For its services, TPL is paid an annual fee equal to 1.20% of the Fund's assets.

TPL, with the Trust’s consent, has engaged the services of the Investment Manager described below to provide day-to-day investment advisory services to the Fund. TPL pays all fees charged by the Investment Manager for such services.

The Statement of Additional Information for the Trust (“SAI”), dated November 30, 2012, contains additional information about the compensation paid to the portfolio managers, other accounts and account types managed by the Advisor and Investment Manager, and ownership of Fund shares. The SAI is available upon request at no charge. To receive an SAI you may request one by calling the Fund at (800) 846-7526.

BRANDES INVESTMENT PARTNERS, LP

Brandes Investment Partners, LP (“Brandes”), 11988 El Camino Real, Ste 500, San Diego, CA 92130, is the Investment Manager for the Fund. Brandes was founded in 1974, and is privately held.  Brandes has provided investment management services and advice since its founding.

The Emerging Markets Fund is team managed, with each member of the team assuming specific responsibilities. Two partners of the firm sit on the team responsible for the Fund’s management. Investment decisions are ultimitely made by the lead portfolio manager in consultation with the investment committee.

Mr. Alphonse Chan, CFA, MBA, serves as Director, Portfolio Management, and is a voting member of the Emerging Markets Investment Committee.  Mr. Chan oversees the implementation of Brandes’ investment strategy.  He has been with Brandes since 1994.

Mr. Douglas Edman, CFA, MBA, serves and Director, Investments, and is a voting member of the Emerging Markets Investment Committee, and is a limited partner in the firm’s parent company.  Mr. Edman performs research in the oil and gas industry. He has been with Brandes since 1995.

Mr. Christopher Garrett, CFA, MBA, serves as a Product Coordinator Emerging Markets Equity strategy, and is a member of the Emerging Markets Investment Committee.  He has been with Brandes since 2000.

Mr. Louis Lau, MBA, is a Senior Analyst on the Financial Institutions Research Team, and is a voting member of the Emerging Markets Investment Committee.  He has been with Brandes since 2004.

Mr. Gregory Ripped, MBA, serves as a Senior Analyst on the Consumer Products Team.  Mr. Ripped is responsible for research on companies in several consumer-related industries.  He has been with Brandes since 2001.

Mr. Gerardo Zamorano, CFA, MBA, serves as a Director, Investments, and is a limited partner in the firm’s parent company.  Mr. Zanorano leads the research in the telecommunications sector, and is a member of the Emerging Markets Investment Committee.  He has been with Brandes since 2001.

A MORE COMPREHENSIVE DISCUSSION OF THE ADVISOR’S AND THE INVESTMENT MANAGER’S ACTIVITIES, COMPENSATION, AND OTHER ACCOUNTS AND ACCOUNT TYPES MANAGED BY THE INVESTMENT MANAGER MAY BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED NOVEMBER 30, 2012. THE SAI IS AVAILABLE UPON REQUEST AT NO CHARGE BY CALLING THE FUND AT (800)846-7526.

Section 4.	How You Can Buy and Sell Shares

What Share Classes We Offer

The Fund offers you a choice of two different classes in which to invest. The main differences between each Class are sales charges and ongoing fees. Each Share Class in the Fund represents interests in the same portfolio of investments in the Fund. When deciding which Class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares, and to what extent such differences may be offset by the lower ongoing expense ratio on Class A shares.

Class A Shares

Class A shares are offered at their public offering price, which is net asset value per Class A share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges (1) apply to the Fund:

Amount Invested	As a % of Offering Price	As a % of Amount Invested	Dealer Concession as a Percentage of Offering Price
up to $50,000	5.50%	5.82%	5.00%
$50,000 to 99,999	4.50%	4.71%	4.00%
$100,000 to 249,999	3.50%	3.63%	3.00%
$250,000 to 499,999	2.50%	2.56%	2.00%
$500,000 to 999,999	1.50%	1.52%	1.00%
$1,000,000 and up (2)	0.00%	0.00%	0.00%

(1)	There are no sales charges on exchanges of Class A shares of a Timothy Plan Fund for Class A shares of any other Timothy Plan Fund. There are no sales charges for the Money Market Fund.

(2)
The Trust’s Distributor, Timothy Partners, Ltd., will pay a finders’ fee of 1% of the proceeds invested to brokers that purchase shares of the Funds in amounts from $1 million to $2 million, 0.75% on the next $1 million, 0.50% on the next $2 million, and 0.25% on all amounts in excess of $5 million. In such cases, those purchases will be subject to a contingent deferred sales charge of 1% for 18 months after the date of purchase.

The Trust’s distributor will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with the distributor to sell shares of the Fund. The dealer’s concession may be changed from time to time. The distributor may from time to time offer incentive compensation to dealers who sell shares of the Fund subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives 90% or more of the sales load may be deemed to be an “underwriter” under the Securities Act of 1933, as amended.

Class C Shares

Class C shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. However, Class C shares of the Fund pay an annual 12b-1 shareholder servicing fee of 0.25% of average daily net assets and an additional distribution fee of 0.75% per annum of average daily net assets.

In order to recover commissions paid to dealers on investments in Class C shares, you will be charged a contingent deferred sales charge (“CDSC”) of 1.00% of up to the total value of your redemption if you redeem your shares within thirteen months from the date of purchase. No CDSC is charged on reinvested dividends or capital gains, amounts purchased more than thirteen months prior to the redemption, increases in the value of the shares owned, on any redemption in an amount of ten percent (10%) or less of the initial purchase, upon the event of the death of the shareholder (unless the account is held in joint name and the survivor liquidates the shares) or shares placed in qualified plans employing a third party administrator.

How To Reduce Your Sales Charge

Exemptions From Sales Charges

The Trust waives sales charges on purchases of Class A shares for:

1.	fee-based registered investment advisors for their clients,
2.	broker/dealers with wrap fee accounts,
3.
registered investment advisors, and registered representatives and employees of broker/dealers that are members of the Master Selling Group for their own accounts, or family members of their household,

4.
trustees, directors, officers, agents, employees, and employee-related accounts of the Trust or any entity which provides services to the Timothy  Plan pursuant to a written agreement for such services approved by the Board of Trustees of the Timothy Plan.

5.
financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

The Trust may also, in its sole discretion, waive sales charges on purchases of Class A shares:

1.	by churches for their own accounts,
2.	by religious-based charitable organizations and foundations for themselves,
3.
for an organization’s retirement plan that places either (i) 200 or more participants or (ii) $300,000 or more of combined participant initial assets into the Funds (the Trust, in its sole discretion, may lower these minimums),

4.	by shareholders of Timothy Plan Funds who have liquidated shares and are repurchasing shares in any Timothy Plan Fund within 90 days of the liquidation,
5.	under circumstances in which the waiving of such charges are deemed by the Trust to be in the best interests of the Trust and its shareholders.

For purchasers that qualify for sales load waivers, Class A shares will be purchased at net asset value.

REDUCED SALES CHARGES

You may qualify for a reduced sales charge by aggregating the higher of the original purchase or the most recent net asset values of all the load shares you and your related accounts previously purchased and currently hold in any Fund with the dollar amount of shares to be purchased. For example, if you and your related accounts already owned Class A or Class C shares in one or more of the Funds with aggregate purchases or current value of $950,000 at the close of business on the day your order to purchase is received, and you decided to purchase an additional $60,000 of Class A shares of any load Fund, there would be no sales charge on that purchase because with the additional purchase, you will have accumulated more than $1,000,000 in all load Funds of the Trust. Related accounts include and are limited to accounts established by or for you, your parents, in-laws, spouse, children, or grandchildren, including trust, beneficiary and grantor accounts. Related accounts also include participants in their individual employer-sponsored retirement programs. It may be necessary to notify the Fund of related accounts providing the account numbers of the related accounts, or the name of the retirement plan if applicable, to be certain you receive the appropriate break point discount. To ensure the charges assessed against your account are at the appropriate breakpoint level, you should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information.

REINSTATEMENTS

You may request reinstatement (the repurchase of Fund shares after having liquidated them earlier) within ninety days of the liquidation of Class A Fund shares. Reinstatements are at NAV up to the dollar amount liquidated. Reinstatement purchases are available for any Fund repurchased, except the Money Market Fund which is no-load, regardless of which Fund was liquidated. Reinstatement purchases may be affected for the same or any related account.

LETTER OF INTENT

You can immediately qualify for a reduced or eliminated sales charge by signing a non-binding letter of intent stating your intention to buy an amount of shares in the Fund(s) during the next thirteen (13) months sufficient to qualify for the reduction or elimination. Your letter will not reduce charges assessed on purchases made more than 90 days prior to the letter, however, those purchases will aggregate with future purchases . During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund(s) in which you have purchased shares, each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account(s) all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

How To Buy Shares

Opening And Adding To Your Account

You can invest directly in the Fund by mail, by wire transfer, or through broker-dealers or other financial organizations. Simply choose the one that is most convenient for you. You may also invest in the Fund through an automatic payment plan. Any questions you may have can be answered by calling (800) 662-0201.

Payments for Fund shares must be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that the Trust reserves the right to reject any purchase order for Fund shares. Timothy Plan accepts personal checks made payable to the Timothy Plan. Unless pre-authorized by the Fund at the Fund’s sole discretion, the Timothy Plan will not accept third party checks. The minimum initial investment amount for the Fund, in any Class of shares, is set forth below:

Type of Investment Account	Minimum Initial Purchase Amount	Minimum Subsequent Purchase Amount
Regular Accounts	$1,000	None
Qualified Retirement Plans and Coverdell Education Accounts	None	None
Automatic Investment Accounts	$50	$50/month
Broker Wrap-Fee Accounts	None	None

TO OPEN AN ACCOUNT BY MAIL

To make your initial investment in the Fund, simply complete the Account Registration Form included with this Prospectus, make a check payable to the Fund, and mail the Form and check to:

The Timothy Plan
c/o Gemini Fund Services
4020 South 147th Street
Omaha, NE  68137

To make subsequent purchases, simply make a check payable to the Fund and mail the check to the above-mentioned address. Be sure to note your account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by Gemini Fund Services, the Fund’s transfer agent (the “Transfer Agent”). If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s public offering price calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the public offering price determined as of the close of regular trading on the next business day. When you make your initial purchase of Fund shares, be sure to indicate which Class of shares you wish to purchase. If you do not select a share class, Class A shares will be purchased for you. For subsequent purchases, additional shares of your currently owned share class will be purchased unless you indicate otherwise on your purchase order.

PURCHASING SHARES BY WIRE TRANSFER

To make an initial purchase of shares by wire transfer, you need to take the following steps:

1.	Fill out and mail or fax (402-963-9094) an Account Registration Form to the Transfer Agent.
2.	Call (800) 662-0201 to inform us that a wire is being sent.
3.	Obtain an account number from the Transfer Agent.
4.	Ask your bank to wire funds to the account of:

US Bank
Cinti/Trust, ABA #	0420-0001-3
Credit:	The Timothy Plan
Account #:	130107148194
For further credit to:	(Your Name and Account #)

Include your name(s), address and taxpayer identification number or Social Security number on the wire transfer instructions. The wire should state that you are opening a new Fund account.

The Trust allows investors to fax an Account Registration Form to the Transfer Agent as a convenience for the investor. However, if you fax your Form to the Transfer Agent, you must also mail the original to the Transfer Agent for the Trust’s permanent files.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Account Registration Form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Form included with this prospectus, or call the Transfer Agent and they will send you an application. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS

You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

PURCHASING SHARES BY AUTOMATIC INVESTMENT PLAN

You may purchase shares of the Fund through an Automatic Investment Plan (the “AIP”). The AIP provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the AIP by filling out the AIP application, included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House member for automatic withdrawals under the AIP. The Trust may alter, modify, amend or terminate the AIP at any time, and will notify you at least 30 days in advance if it does so. For more information, call the Transfer Agent at (800) 662-0201.

RETIREMENT PLANS

Retirement plans may provide you with a method of investing for your retirement by allowing you to exclude from your taxable income, subject to certain limitations, the initial and subsequent investments in your plan and also allowing such investments to grow without the burden of current income tax until moneys are withdrawn from the plan. Contact your investment professional or call the Trust at 1-800 TIM-PLAN to receive information concerning your options.

OTHER PURCHASE INFORMATION

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, a company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

For economy and convenience, share certificates will not be issued.

The Timothy Plan wants you to be kept current regarding the status of your account in our Fund(s). To assist you, the following statements and reports will be sent to you, or at your election made available to you on a secure website:

Confirmation Statements

After every transaction that affects your account balance or your account registration.

Account Statements

Quarterly.

Financial Reports

Semi-annually — To reduce Fund expenses, only one copy of the Fund report will be mailed to each taxpayer identification number even if you have more than one account in the Fund. Unless requested to the contrary, the Annual and Semi-Annual Reports will be householded, which means that only one Report will be sent to an address in which multiple investors reside or declare as their address of record.

The Fund reserves the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. At the discretion of the Fund, applications may not be accepted unless they are accompanied by payment in U.S. funds. If required, payment must be made by wire transfer, check, or money order drawn on a U.S. bank, savings & loan, or credit union. The custodian will charge a $20.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

Information about how to purchase shares and possible tax consequences resulting from sales and exchanges of shares are also available on line at www.timothyplan.com.

How To Sell Shares

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

BY MAIL

Redemption requests should be mailed via U.S. mail or overnight delivery to:

The Timothy Plan
c/o Gemini Fund Services
4020 South 147th Street
Omaha, NE  68137

The selling price for Class A shares being redeemed will be the Fund’s per share net asset value next calculated after receipt of all required documents in “good order.” The selling price for Class C shares being redeemed will be the Fund’s per share net asset value next calculated after receipt of all required documents in “good order,” less any applicable CDSC. Payment of redemption proceeds will be made no later than the fifth business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

“Good order” means that the request must include:

1.	Your account number.
2.	The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.
3.	The signatures of all account owners exactly as they are registered on the account.
4.	Any required signature guarantees.
5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

If you are not certain of the requirements for a redemption, please call customer service at (800) 662-0201. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Pursuant to the Trust’s Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Trust. Any portfolio securities paid or distributed in-kind would be valued as described in the applicable prospectus. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

SIGNATURE GUARANTEES

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

1.	if you change the ownership on your account;

2.	when you want the redemption proceeds sent to a different address than is registered on the account;

3.	if the proceeds are to be made payable to someone other than the account’s owner(s);

4.	any redemption transmitted by federal wire transfer to your bank; and

5.	if a change of address request has been received by the Trust or the Transfer Agent within 30 days previous to the request for redemption.

6.	(for joint accounts, all signatures must be guaranteed, if required as above)

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account. At the discretion of the Trust or Gemini Fund Services, you may be required to furnish additional legal documents, or alternative assurances to insure proper authorization. A redemption will not be processed until the signature guarantee, if required, is received in “good order.”

Signature guarantees are designed to protect both you and the Trust from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words “New Technology Medallion Signature Guarantee.” Please call customer service at (800) 662-0201 if you have questions.

BY TELEPHONE

You may redeem your shares in the Fund by calling the Transfer Agent at (800) 662-0201 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank.

Shares purchased by check for which a redemption request has been received will not be redeemed until the check or payment received for investment has cleared.

BY AUTOMATED CLEARING HOUSE (“ACH”)

You may request the redemption proceeds be transferred to your designated bank if it is a member bank or a correspondent of a member bank of the ACH system. There is no fee charged by the Trust. ACH redemption requests must be received by the Transfer Agent before 4:00 p.m. Eastern time to receive that day’s closing net assets value. ACH redemptions will be sent on the day following your redemption request. ACH redemption funds are normally available two days after the redemption has been processed.

REDEMPTION AT THE OPTION OF THE TRUST

If the value of the shares in your account falls to less than $1,000 due to redemptions, the Trust may notify you that, unless your account is increased to $1,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have sixty days after notice to bring the account up to $1,000 before any action is taken. This minimum balance requirement does not apply to Coverdell Savings Accounts, IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $1,000 as the result of market action. The Trust reserves this right because of the expense to the Fund of maintaining very small accounts.

Section 5.	General Information

Dividends, Distributions and Taxes

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in the Fund’s portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to The Timothy Plan, c/o Gemini Fund Services, 4020 South 147th Street, Omaha, NE  68137.

The Fund intends to qualify and maintain its qualification as a “regulated investment company” under the Internal Revenue Code (the “Code”), meaning that to the extent the Fund’s earnings are passed on to shareholders as required by the Code, the Fund itself is not required to pay federal income taxes on the earnings. Accordingly, the Fund will pay dividends and make such distributions as are necessary to maintain its qualification as a regulated investment company under the Code.

Before you purchase shares of the Fund, you should consider the effect of both dividends and capital gain distributions that are expected to be declared or that have been declared but not yet paid. When the Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable dividend distribution.

The Fund's distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. The Trust will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund. Such dividends and capital gains may also be subject to state and local taxes.

Exchanges of Fund shares for shares of another Fund will be treated as a sale of the Fund’s shares, and any gain on the transaction may be subject to federal income tax. Because your state and local taxes may be different than the federal taxes described above, you should see your tax advisor regarding these taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Net Asset Value

Shares of each Class of the Fund are offered at the public offering price for each Class. The public offering price is each class’s next calculated net asset value (“NAV”), plus the applicable sales charge, if any. NAV per share of each Class is calculated by adding the value of the Fund’s investments, cash and other assets, subtracting liabilities of the Class, and then dividing the result by the number of shares of the Class outstanding. The Fund generally determines the total value of each Class of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at fair value as determined in good faith by the Fund’s Investment Manager, in conformity with guidelines adopted by and subject to the review and supervision of the Board of Trustees. The Fund’s per share NAV of each Class and public offering price is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business, at the close of regular trading hours on the NYSE, currently 4:00 p.m. Eastern time. In the event that the NYSE closes early, the NAV will be determined as of the time of closing.

Fair Value Pricing

The Board of Trustees has delegated to the Advisor and/or Investment Manager responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Advisor or Investment Manager will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Trust has adopted written policies and procedures to guide the Advisor and Investment Manager with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests in securities on both U.S. and foreign exchanges.  Accordingly, there may be circumstances under which the Fund would hold securities that would need to be fair value priced.

Examples of when it would be likely that a Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security traded were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor or Investment Manager is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available or is otherwise limited. Accordingly, there is always the possibility that the Advisor’s or Investment Manager’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Frequent Trading

For the protection of its shareholders, the Board of Trustees has adopted a policy prohibiting frequent purchases and sales of Fund shares. The Board extended the policy to be inclusive of all accounts including accounts transacted by registered investment advisors, broker/dealer representatives, transfer agents, third party administrators and insurance companies, and further includes omnibus accounts. The Funds will reject any transactions the Funds believe in good faith constitute frequent trading, including market timing and late transactions, except that the Fund does not impose restrictions on exchanges from the Fixed Income Fund to any other Fund, nor does it restrict immediate sales of shares upon the event of the death or disability of the shareholder. For the purpose cited here, the Fund has determined that purchase and sale transactions in excess of three times per calendar quarter in a single or related accounts imply frequent trading, and shall result in the appropriate actions being taken which may include the restricting of the account and notification to the proper authorities.

Upon the discovery of trades transacted or an attempt to be transacted in violation of Rule 10b (Manipulative and Deceptive Contrivances), or Rule 22c-1 (Pricing), such activity shall be immediately reported to the appropriate regulatory agencies and authorities, and the Fund shall fully comply with such agencies during any ensuing investigation.

Distribution and Service Plans

The Trust has adopted distribution and shareholder servicing plans, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), for each Class of Shares of the Fund (the “Distribution Plans”). The Distribution Plans provide for fees to be deducted from the average net assets of the Fund in order to compensate TPL or others for expenses relating to the promotion and sale of shares of the Fund and the servicing of shareholder accounts.

Under the Class A Distribution Plan, the Class A shares of the Fund compensate TPL for distribution and service fees at an annual rate of 0.25% (all of which may be classified as a service fee), payable on a monthly basis, of the Fund’s average daily net assets attributable to Class A shares. Amounts paid under the Class A Distribution Plan are paid to TPL and others to compensate them for services provided and expenses incurred in the distribution of Class A shares, including the paying of commissions for sales of Class A shares.

Under the Class C Distribution Plan, the Class C shares of the Fund compensates TPL for distribution and service fees at an annual rate of 1.00% (0.25% of which is a service fee), payable on a monthly basis, of the Fund’s average daily net assets attributable to Class C shares. Amounts paid under the Class C Distribution Plan are paid to TPL and others to compensate them for services provided and expenses incurred in the distribution of Class C shares, including the paying of commissions for sales of Class C shares. The Class C Distribution Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class C Distribution Plan combined with the CDSC for Class C shares is to provide for the financing of the distribution of Class C shares.

Because 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Fund Service Providers

Principal Underwriter

Timothy Partners Ltd. acts as principal underwriter for the Trust. The purpose of acting as an underwriter is to facilitate the notice filing of the Fund's shares under state securities laws and to assist in the sale of shares. TPL also acts as Investment Advisor to the Trust. TPL is not compensated for serving as underwriter of the Trust.

Privacy Policy

The following is a description of the Trust's policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

CATEGORIES OF INFORMATION THE FUNDS COLLECT

The Funds collect the following nonpublic personal information about you:

1.
Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUNDS DISCLOSE

The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds’ custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY

The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Customer Identification Program

The Board of Trustees of the Trust has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the transfer agent, subject to the oversight and supervision of the Board.

Section 6.	Financial Highlights

This is a new Fund without an operating history.  Accordingly, financial information is not yet available.

Section 7.	For More Information

Additional information about the Fund is available in the Fund's Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Fund. A current SAI, dated November 30, 2012, has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

The Trust's SAI, annual report and semi-annual report are available, without charge upon request. To receive a copy of any of these documents or to make other types of inquiries to the Fund, please contact the Fund.

	Timothy Plan*	Securities and Exchange Commission

By Phone:	(800) 846-7526	(202) 942-8090
By Mail:	The Timothy Plan c/o Timothy Partners, Ltd. 1055 Maitland Center Commons Maitland, FL 32751	Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-0102 (a duplicating fee required)
By E-mail:	invest@timothyplan.com	Publicinvest@sec.gov (a duplicating fee required)
By Internet:	http://www.timothyplan.com	http://www.sec.gov
In Person:	The Timothy Plan c/o Timothy Partners, Ltd. 1055 Maitland Center Commons Maitland, FL 32751	Public Reference Room Securities and Exchange Commission, Washington, D.C.

*A copy of your requested document(s) will be mailed to you within three days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Information about the Fund is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinvest@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Timothy Plan
Investment Company Act No. 811-08228